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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):

                                 August 27, 1997


                           INTERFOODS OF AMERICA, INC.
             (Exact name of registrant as specified in this charter)



     NEVADA                           000-21093                 59-3356011
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation                     File Number)           Identification No.)




         9400 SOUTH DADELAND BOULEVARD, SUITE 720, MIAMI, FLORIDA 33156
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective, August 27, 1997, the Registrant's Board of Directors dismissed its former certifying accountants and recommended and approved a change in the Company's certifying accountants to Arthur Andersen LLP. The former principal account's statements of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.


ITEM 5. OTHER EVENTS.

         Not Applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      EXHIBITS

                  16. Letter from Registrant's former certifying accountant confirming the statements in Item 4 above.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTERFOODS OF AMERICA, INC.
                                ---------------------------
                                      (Registrant)




                           By: /s/ ROBERT BERG
                               ------------------------------------
                               Robert Berg, Chief Executive Officer




Dated: August 27, 1997.






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                                 EXHIBIT INDEX

EXHIBIT  DESCRIPTION
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  16     Letter from Registrant's former certifying accountant confirming the statements in Item 4 of this Form 8-K.